TAXATION	6 Months Ended
Jun. 30, 2015
Income Tax Disclosure [Abstract]
TAXATION
TAXATION

During the six months ended June 30, 2015 we carried forward $7.0 million ($9.5 million at December 31, 2014) of net tax benefit. The net tax benefit for this period principally related to the recognition of certain historical tax positions related to foreign tax net operating losses.

Tax charge

The tax charge for the three and six months ended June 30, 2015 included current tax charges in respect of our operations in the United Kingdom, Brazil and Kuwait. The Partnership does not currently incur any corporate income tax in respect of operations in Indonesia given the availability of brought forward tax losses which can be utilized against taxable profits. The total tax charge for the three months and six months ended June 30, 2015 also includes a deferred tax charge of $1.2 million and $2.5 million respectively, in relation to the utilization of the brought forward tax losses in Indonesia.

As a result of the deferred tax charge of $1.2 million and $2.5 million for three and six months ended June 30, 2015 respectively, the deferred tax asset recognized as of June 30, 2015 is $7.0 million.

Uncertainty in tax positions

The Partnership’s Indonesian subsidiary which owns the NR Satu is party to an on-going tax examination by the Indonesian tax authorities with regard to its reported taxable operating losses for the year ended December 31, 2013.  A tax examination with regard to its 2012 tax returns was concluded in September 2014.  Following completion of the tax examination of the 2012 tax returns, we recognized deferred tax assets in respect of losses of $9.5 million for the year ended December 31, 2014.